SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934


Check the appropriate box:
     /X/  Preliminary Information Statement
     / /  Definitive Information Statement

                    HQ Sustainable Maritime Industries, Inc.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment  of Filing Fee (Check the appropriate box):
     /X/  No fee required.
     / /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          1)   Title of each class of securities to which transaction applies:

                    Common Stock, $.001 par value

          2)   Aggregate number of securities to which transaction applies:

                    115,903,032 shares of Common Stock

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4)   Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.
                 Wall Street Center, 14 Wall Street, 20th Floor,
                            New York, New York 10005
                                 (212) 618-1712

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                              INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

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                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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                                  INTRODUCTION

     This notice and information statement (the "Information Statement") was mailed on or about October 3, 2005 to the stockholders of record, as of October 3, 2005, of HQ Sustainable Maritime Industries, Inc., a Delaware corporation (the "Company") pursuant to Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal, approved and ratified by the holders of a majority of the voting power of our capital stock will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.


                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

     The actions approved and ratified by the holders of a majority of the voting power of our capital stock to be effective twenty days after the mailing of this Information Statement are as follows:

     1.   We  approved  that the  Certificate  of  Incorporation  be  amended  a follows:
               Article IV: Capital Stock. The total number of authorized shares of all classes of stock which the Corporation shall have the authority to issue is 210,000,000 shares, of which 200,000,000 shares are Common Stock, $0.001 par value per share, and which 10,000,000 shares are Preferred Stock, $0.001 par value per share with such rights and preferences as designated by the Board of Directors, of which 100,000 will be designated as Series A Preferred Stock with such rights and preferences as described below.

     Attached hereto for your review is an Information Statement relating to the above-described actions.

     Please read this notice carefully. It describes the essential terms of the amendment to the Certificate of Incorporation and contains certain information concerning the amendment to the Certificate of Incorporation. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.


 THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
              WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                              By Order of the Board of Directors

New York, New York                             /s/ Norbert Sporns
October 3, 2005                               ----------------------------------
                                              NORBERT SPORNS
                                              CHIEF EXECUTIVE OFFICER

                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.
                 Wall Street Center, 14 Wall Street, 20th Floor,
                            New York, New York 10005
                                 (212) 618-1712

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--------------------------------------------------------------------------------

                              INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

--------------------------------------------------------------------------------

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

     1.   We  approved  that the  Certificate  of  Incorporation  be  amended  a follows:
               Article IV: Capital Stock. The total number of authorized shares of all classes of stock which the Corporation shall have the authority to issue is 210,000,000 shares, of which 200,000,000 shares are Common Stock, $0.001 par value per share, and which 10,000,000 shares are Preferred Stock, $0.001 par value per share with such rights and preferences as designated by the Board of Directors, of which 100,000 will be designated as Series A Preferred Stock with such rights and preferences as described below.


The Board of Directors has fixed the close of business on October 3, 2005, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.


 THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
             WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on October 3, 2005, the Record Date, are entitled to notice of the action to be effective on or about October 19, 2005. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using "estimate," "anticipate," "believe," "project," "expect," "intend," "predict," "potential," "future," "may," "should" and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

     o Changes in existing product liability, tort or warranty laws or the introduction of new laws, regulations or policies that could affect our business practices: these laws, regulations or policies could impact our industry as a whole, or could impact only those portions in which we are currently active.

     o Changes in relationships with major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.

     o Armed conflicts and other military actions: the considerable political and economic uncertainties resulting from these events, could adversely affect our order intake and sales, particularly in the limousine market.

     o Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.


This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.


                    CURRENT INFORMATION REGARDING THE COMPANY

This summary highlights important information about our company and business. Because it is a summary, it may not contain all of the information that is important to you. Unless the context requires otherwise, "we," "us," "our", " and the "company" and similar terms refer to HQ SUSTAINABLE MARITIME INDUSTRIES, INC. , and our subsidiaries collectively, while the term "HQ Sustainable" refers to HQ SUSTAINABLE MARITIME INDUSTRIES, INC. in its corporate capacity.

THE COMPANY
-----------

HQ Sustainable Maritime Industries, Inc. ("HQSM") was initially incorporated as Sharon Capital Corporation, or Sharon, on September 21, 1989 under the laws of the State of Nevada. Sharon was a "blind pool/blank check" corporation organized for the purpose of purchasing, merging with or acquiring a business or assets from another company. In July 1990, Sharon was changed to PEI, Inc., which was subsequently changed to Process Equipment, Inc. in November 1990. On March 17, 2004, Process Equipment, Inc., Process Equipment Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of Process Equipment, Inc., or PEAC, and Jade Profit Investment Limited, or Jade, a British Virgin Islands limited liability corporation, entered into an agreement and plan of merger. Pursuant to that agreement, Process Equipment, Inc., through PEAC, acquired Jade, and 84.42% ownership in Jade's subsidiary Hainan Quebec Ocean Fishing Co. Ltd, a People's Republic of China, limited liability corporation, which we refer to as HQOF. As a result of that transaction, HQOF became our main operating subsidiary. In April of 2004, pursuant to the above agreement and plan of merger, the board of directors of Process Equipment, Inc. and a majority of the stockholders approved a name change and change of domicile of that company to Delaware via a merger with the newly formed wholly-owned Delaware subsidiary, HQSM. The name change, change of domicile and merger became effective on May 19, 2004, with HQSM being the surviving entity in the merger and acquiring all the assets and liabilities of Process Equipment, Inc. On August 17, 2004, we have entered into a Purchase Agreement with Sino-Sult Canada (S.S.C.) Limited, a Canadian limited liability corporation ("SSC"), whereby we acquired Sealink Wealth Limited ("Sealink"), SSC's wholly owned subsidiary incorporated in the British Virgin Islands. That purchase agreement has been filed as an exhibit to our current report on Form 8K filed with the Commission on August 18, 2004. Sealink is the sole owner of Hainan Jiahua Marine Bio-Products Co. Ltd., a limited liability company existing in China ("Jiahua Marine") which is primarily engaged in the production and sales of marine bio-products and healthcare products in the PRC, as described in more detail in the above current report. Also as previously disclosed, in the same current report, SSC is owned by three of our current directors and executive officers who are also, together, indirect beneficial owners of the majority of our capital stock.

Further, as previously disclosed in the above current report, effective August 17, 2004, HQSM caused Jade Profit Investment Limited, its wholly-owned subsidiary, to acquire the minority equity interest equal to 15.58% that Jade did not already own in HQOF, HQSM's principal operating subsidiary. This purchase was effected by Jade pursuant to the Purchase Agreement, dated as of August 17, 2004, between Jade and Hainan Fuyuan Investment Company Limited, the holder of the minority equity interest of HQOF being acquired by Jade. Jade has previously obtained all requisite governmental approvals in the PRC in order to consummate this transaction.

HQSM and its subsidiaries, collectively referred to in this report as the Group, is principally engaged in the vertically integrated business of aquaculture through co-operative supply agreements, ocean product harvesting, and processing and sales of farm-bred and ocean harvested aquatic products. The principal products of HQOF are cross-bred hybrid of tilapia and white-legged shrimp exporting, directly and indirectly, to the United States, Canada, Japan and European countries. The major market is for export.

The Group has also engaged in the production and sales of marine bio-products and healthcare products in the PRC. The principal products of Hainan Jiahua Marine Bio-Product Company Limited (wholly-owned subsidiary of Sealink) are Shark Cartilage Capsule, Shark Liver Oil and Shark Liver (Soft gel). The major market for these products is the PRC.

Our principal executive office is located at Wall Street Center, 14 Wall Street, 20th Floor, New York, New York 10005, and our telephone number is (212) 618-1712. The URL for our website is http://www.hqfish.com.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information known to us about the beneficial ownership of our common stock as of__________, 2005 for: (1) each person, entity or group that is known by us to beneficially own five percent or more of our common stock; (2) each of our directors (and former directors, as applicable);
(3) each of our named executive officers (and former officers, as applicable) as defined in Item 402(a)(2) of Regulation S-B; and (4) our directors and executive officers as a group. To the best of our knowledge, each stockholder identified below has voting and investment power with respect to all shares of common stock shown, unless community property laws or footnotes to this table are applicable.

The number of shares beneficially owned and the percent of shares outstanding are based on 115,903,032 shares outstanding as of October ____, 2005. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise noted below, the address of each of the shareholders in the table is c/o HQ Sustainable Maritime Industries, Inc., Wall Street Center, 14 Wall Street, 20th Floor, New York, New York 10005.

                                    Shares of Common Stock
                                      Beneficially Owned
Beneficial Owner                            Number            Percent
----------------                    ----------------------

Harry Wang Hua                      36,006,113(1)             31.1%

Lillian Wang Li                     17,904,957(1)             15.5%

Norbert Sporns                      17,208,759(1)             14.8%

Fusheng Wang                         1,000,000(2)                *

Jacques Vallee                          86,904                   *

Fred Bild                               86,904                   *

Daniel Too                              69,047                   *

All such directors and executive
officers as a group (7 persons)     72,362,684                62.4%

*less than 1%

     (1) Beneficially owns the shares indicated, which are owned of record by Red Coral Group Limited (41,189,258 in the aggregate) and Sino-Sult Canada (S.S.C.) Limited (28,430,571 in the aggregate). Each of Mr. Sporns, Ms. Wang and Mr. Wang own, respectively, 24%, 25% and 51% of the issued capital of Red Coral and share voting and investment power over the shares held by Red Coral and Sino-Sult Canada. In addition, the total includes options for each person to purchase 500,000 shares of common stock and additional shares indirectly owned.
     (2)  Consists of 1,000,000 options to purchase shares of common stock.

                     AMEND THE CERTIFICATE OF INCORPORATION
                     --------------------------------------

     We approved that the Certificate of Incorporation be amended a follows:

               Article IV: Capital Stock. The total number of authorized shares of all classes of stock which the Corporation shall have the authority to issue is 210,000,000 shares, of which 200,000,000 shares are Common Stock, $0.001 par value per share, and which 10,000,000 shares are Preferred Stock, $0.001 par value per share with such rights and preferences as designated by the Board of Directors, of which 100,000 will be designated as Series A Preferred Stock with such rights and preferences as described below.


CERTIFICATE OF DESIGNATION OF SERIES A PREFERRED STOCK


     HQ Sustainable Maritime Industries, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: Pursuant to authority conferred upon the Board of Directors by its Certificate of Incorporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, said Board of Directors is authorized to issue Preferred Stock of the Company in one or more series:

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation of the Corporation, as amended, out of the authorized but unissued shares of Preferred Stock of the Corporation this Board of Directors hereby creates a series of the Preferred Stock, par value $.001 per share (the "Preferred Stock"), of the Corporation, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Corporation which are applicable to Preferred Stock of all series) as follows:

1. Designation. The designation of the series shall be "Series A Preferred Stock" (the "Series A Preferred Stock").

2. Number. The number of shares constituting the Series A Preferred Stock shall be 100,000.

3. Voting Rights.

     a. General Voting Rights. The holder of each share of Series A Preferred Stock shall have the right to the voting power equal to that of one thousand shares of the Corporation's common stock, par value $.001 per share (the "Common Stock") and with respect to such vote, each such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the by-laws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

     b. Consent Needed for Authorization. Without the vote or consent of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding, the Corporation may not (i) authorize, create or issue, or increase the authorized number of shares of, any class or series of capital stock ranking prior to or on a parity with the Series A Preferred Stock either as to dividends or liquidation, (ii) authorize, create or issue any class or series of common stock of the Corporation other than the Common Stock, (iii) authorize any reclassification of the Series A Preferred Stock, (iv) authorize, create or issue any securities convertible into or exercisable for capital stock prohibited by Section 3(b)(i) or (ii), (v) amend this Certificate or (vi) enter into any disposal, merger or reorganization involving 20% of the total capitalization of the Corporation.

4. Liquidation.

     a. Preference. Subject to the rights of the holders of any other series of Preferred Stock ranking senior to or on a parity with the Series A Preferred Stock with respect to liquidation and any other class or series of capital stock of the Corporation ranking senior to or on a parity with the Series A Preferred Stock with respect to liquidation, in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of record of the issued and outstanding shares of Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to the holders of shares of Series A Preferred Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock and any other series of Preferred Stock ranking junior to the Series A Preferred Stock with respect to liquidation and any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock with respect to liquidation, an amount in cash per share equal to $1.00, plus an amount equal to all dividends accrued and unpaid on each such share (whether or not declared) up to the date fixed for distribution. If, upon such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of Series A Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto shall be insufficient to permit the payment in full to all such holders of shares of the preferential amounts payable to them, then the entire assets of the Corporation available for distribution to such holders of shares shall be distributed ratably among such holders in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. After payment of the full amount to which they are entitled upon liquidation pursuant to this Section 4(a), the holders of shares of Series A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation or other entity nor a sale, transfer, lease or exchange of all or part of the Corporation's assets will be considered a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 4(a).

     b. Adjustments. The liquidation preference provided for herein with respect to the Series A Preferred Stock shall be equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series A Preferred Stock.

5. Optional Conversion Rights. The Series A Preferred Stock shall be convertible as follows:

     a. Optional Conversion. Subject to and upon compliance with the provisions of this Section 5, the holder of any shares of Series A Preferred Stock shall have the right at such holder's option (an "Optional Conversion"), at any time or from time to time, and without the payment of any additional consideration therefor, to convert any of such shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock at the ratio of one share of Series A Preferred Stock for two shares of the Common Stock of the Corporation ("Optional Conversion Price"). In case the Corporation shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock or
(ii) subdivide or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Optional Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying such conversion price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. The number and kind of securities shall also be proportionately adjusted. Such adjustment shall be made successively whenever any event listed above shall occur.

     b. Costs. The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series A Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

     c. Dividends Upon Conversion. In connection with any conversion of shares of Series A Preferred Stock, the Corporation shall pay accrued and unpaid dividends thereon in accordance with the provisions of

     Section 6.

6. Dividends.

     a. Dividends.

         (i) Subject to the rights of the holders of any other series of Preferred Stock ranking senior to or on a parity with the Series A Preferred Stock with respect to dividends and any other class or series of capital stock of the Corporation ranking senior to or on a parity with the Series A Preferred Stock with respect to dividends, other than the Common Stock, the holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, cumulative dividends per share of Series A Preferred Stock at a rate per annum as determined by the Board of Directors during the period commencing after the date of original issuance of any shares of Series A Preferred Stock until converted pursuant to Section 5 above; provided, however, in the event of an Optional Conversion, all accumulated dividends will automatically be eliminated and no such dividends will be due or payable to holders of Series A Preferred Stock.

         (ii) Dividends on the Series A Preferred Stock will accrue on each December 15, March 15, June 15, and September 15, occurring after the date of original issuance, provided that the Corporation shall have the option to pay dividends when and as declared by the Board of Directors of the Corporation. The party that holds the Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such dividend payment date, without regard to any sale or disposition of such shares of Series A Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date.

         (iii) The Corporation shall pay the dividends on the Series A Preferred Stock described in Section 6(a)(i), at the Corporation's option and in its sole discretion, out of funds legally available therefor (A) in cash, (B) in shares of Common Stock, such that the number of shares of Common Stock to be distributed as a dividend to each holder of Series A Preferred Stock shall be equal to the cash amount of such dividend payable to such holder on such dividend payment date divided by the average quote per share of Common Stock reported by OTC Bulletin Board or any other stock exchange on which the Common Stock is traded, as determined by the Company (the "Per Share Market Value") for the fifteen (15) trading days immediately preceding such dividend payment date, or (C) in any combination of cash and shares of Common Stock that the Corporation may determine in its sole discretion, with the number of shares of Common Stock to be distributed in connection therewith to be calculated on the basis set forth in Section 6(a)(iii)(B).

         (iv) No fractional shares of Common Stock or scrip shall be issued upon payment of any dividends in shares of Common Stock. If more than one share of Series A Preferred Stock shall be held by the same holder at the time of any dividend payment date, the number of full shares of Common Stock issuable upon payment of such dividends shall be computed on the basis of the aggregate dividend amount that the Corporation has determined to pay in Common Stock shares. Instead of any fractional shares of Common Stock which would otherwise be issuable upon payment of such dividends, the Corporation shall pay out of funds legally available therefor a cash adjustment in respect of such fractional interest, rounded to the nearest one hundredth (1/100th) of a share, in an amount equal to that fractional interest of the average Per Share Market Value for the fifteen (15) trading days immediately preceding such dividend payment date, rounded to the nearest cent ($.01).

     b. Allocation of Dividends. Dividends on the Series A Preferred Stock, if paid, or if declared and set apart for payment, must be paid or declared and set apart for payment on all outstanding shares of Series A Preferred Stock contemporaneously. In the event dividends on the Series A Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any other class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto are declared and paid in an amount less than all accumulated and current dividends on all of such shares, the total amount declared and paid shall be allocated among all of such shares so that the per share dividend to be declared and paid on each share is the same percentage of the sum of the accumulated dividends for each such share. In the event dividends are declared and paid on the Series A Preferred Stock in a combination of cash and shares of Common Stock, the percentage of the dividend paid in cash and the percentage of the dividend paid in stock must be the same for each share of Series A Preferred Stock.

     c. Dividend Priorities. The Corporation shall not declare or pay any distributions to the holders of the Common Stock or any other class or series of capital stock ranking junior to the Series A Preferred Stock in respect of dividends during any period of time in which any shares of Series A Preferred Stock are outstanding or in which any dividends payable on any shares of Series A Preferred Stock have not been declared and paid in full. In this Section 6(c), "distribution" means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend solely in shares of Common Stock), or the purchase or redemption by the Corporation of shares of Common Stock or any other shares of capital stock of the Corporation ranking junior to the Series A Preferred Stock in respect of dividends for cash or property, but does not include the repurchase by the Corporation of shares from an officer, director, employee or consultant of the Corporation.

7. Reacquired Shares. Any shares of Series A Preferred Stock purchased, converted or otherwise acquired by the Corporation in any manner whatsoever shall not be reissued as part of such series and shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock.


THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.


                         DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Delaware does not provide for dissenter's rights of appraisal in connection with the amendment to the Certificate of Incorporation.

                             Additional Information
                             ----------------------

     If you have any questions about the actions described above, you may contact Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.


                      Information Incorporated By Reference
                      -------------------------------------

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

     Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004. Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2005, and June 30, 2005.

     All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      Distribution of Information Statement
                      -------------------------------------

     The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

     Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                              By Order of the Board of Directors

New York, New York                             /s/ Norbert Sporns
October 3, 2005                               ----------------------------------
                                              NORBERT SPORNS
                                              CHIEF EXECUTIVE OFFICER